BlackRock Liquidity Funds

MuniFund

California Money Fund

New York Money Fund

Supplement dated August 31, 2016 to the Prospectuses, Summary Prospectuses,

and Statement of Additional Information dated February 29, 2016

BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

Supplement dated August 31, 2016 to the Prospectuses, Summary Prospectuses,

and Statement of Additional Information dated July 29, 2016

To assist in the orderly designation of certain money market funds as retail money market funds as defined under Rule 2a-7 under the Investment Company Act of 1940, as amended, MuniFund, California Money Fund and New York Money Fund, each a series of BlackRock Liquidity Funds; and BlackRock Money Market Portfolio, a series of BlackRock FundsSM (together with MuniFund, California Money Fund and New York Money Fund each a “Fund,” and collectively the “Funds”) will each be designated as a “retail money market fund” effective as of October 3, 2016. Previously these Funds were scheduled to be designated as retail money market funds effective as of September 1, 2016.

Effective immediately, each Fund will no longer accept orders to purchase shares of any class from any beneficial owner that is not a natural person.

Overview of Retail Money Market Funds

A “retail money market fund” is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Retail money market funds may continue to utilize the amortized cost method of valuation to transact at a stable $1.00 net asset value per share price. The Boards of Trustees of retail money market funds, however, are permitted to impose a liquidity fee on redemptions from the funds up to 2% or temporarily restrict redemptions from the funds for up to 10 business days in any 90 day period, if a fund’s weekly liquid assets fall below required minimums because of market conditions or other factors.

Shareholders should retain this Supplement for future reference.

PR2SAI-LIQMF-0816SUP